It is times like these when money-management experience may make a difference.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       5
                          TOP FIVE SECTORS       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      16
             NOTES TO FINANCIAL STATEMENTS      22

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      30
     FUND OFFICERS AND IMPORTANT ADDRESSES      31


              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
June 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions -- during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we head into the second half of 2000, count on us to continue to draw on the wisdom of our 76 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that kicked off this spring. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,


[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH CONTINUED TO BE STRONG WITH THE GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASING TO A 5.4 ANNUALIZED PERCENTAGE RATE IN THE FIRST QUARTER OF 2000. THIS WAS THE THIRD CONSECUTIVE QUARTER IN WHICH THE ECONOMY GREW FASTER THAN 5 PERCENT. HIGH LEVELS OF CONSUMER CONFIDENCE, LOW LEVELS OF UNEMPLOYMENT, AND INCREASING PRODUCTIVITY WERE PRIMARY FACTORS UNDERLYING THE HEALTHY ECONOMY.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS CONTINUED TO MOUNT BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. FOR MOST OF THE REPORTING PERIOD, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING. ALTHOUGH RETAIL SALES GROWTH MODERATED IN APRIL AND MAY, THE FACTORS UNDERPINNING CONSUMER ACTIVITY--RISING WAGES AND LOW UNEMPLOYMENT--REMAINED LARGELY UNCHANGED.

IN ADDITION, THE JOBLESS RATE HOVERED NEAR ITS LOWEST LEVEL IN THREE DECADES. THE EMPLOYMENT COST INDEX ACCELERATED SHARPLY IN THE FIRST QUARTER OF 2000, REFLECTING RISING WAGES AS EMPLOYERS VIED TO ATTRACT AND RETAIN SKILLED WORKERS. THESE WAGE PRESSURES, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP NUMBERS PROMPTED THE FEDERAL RESERVE BOARD TO RAISE INTEREST RATES AND REMAIN ACTIVE IN GUARDING AGAINST INFLATION AND TEMPERING ECONOMIC GROWTH. THE CONSUMER PRICE INDEX (CPI) ALSO ROSE TO HIGHER LEVELS DURING THE REPORTING PERIOD. BOTH GDP AND CPI DATA WARRANTED AN INCREASE OF SHORT-TERM RATES BY 0.25 PERCENT IN NOVEMBER AND FEBRUARY AND BY 0.50 PERCENT IN MAY.

THE PERSONAL CONSUMPTION EXPENDITURES PRICE INDEX, A MEASURE OF INFLATION WATCHED BY FEDERAL RESERVE POLICY MAKERS, ROSE TO 3.1 PERCENT IN THE FIRST QUARTER OF 2000. GIVEN THE FEDERAL RESERVE'S AIM TO ACHIEVE AN ECONOMIC GROWTH RATE BETWEEN 3 AND 4 PERCENT, A RANGE THAT WOULD BE CONSIDERED LESS LIKELY TO PROMPT HIGHER INFLATION, FURTHER INTEREST RATE HIKES ARE LIKELY BEFORE THE END OF THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1998 - March 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 98                                                                            6.7
Jun 98                                                                            2.1
Sep 98                                                                            3.8
Dec 98                                                                            5.9
Mar 99                                                                            3.7
Jun 99                                                                            1.9
Sep 99                                                                            5.7
Dec 99                                                                            7.3
Mar 00                                                                            5.5

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(May 31, 1998 - May 31, 2000)

[BAR GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
May 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Aug 98                                                                      5.50                               1.60
                                                                            5.25                               1.50
                                                                            5.00                               1.50
Nov 98                                                                      4.75                               1.50
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Feb 99                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               2.30
May 99                                                                      4.75                               2.10
                                                                            5.00                               2.00
                                                                            5.00                               2.10
Aug 99                                                                      5.25                               2.30
                                                                            5.25                               2.60
                                                                            5.25                               2.60
Nov 99                                                                      5.50                               2.60
                                                                            5.50                               2.70
                                                                            5.50                               2.70
Feb 00                                                                      5.75                               3.20
                                                                            6.00                               3.70
                                                                            6.00                               3.00
May 00                                                                      6.50                               3.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of May 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    9.99%      9.59%      9.59%
-------------------------------------------------------------------------
Six-month total return(2)                 3.68%      4.85%      8.64%
-------------------------------------------------------------------------
One-year total return(2)                  7.94%      8.76%     12.69%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                18.27%     18.62%     18.75%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                14.92%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                10.27%     16.62%     16.66%
-------------------------------------------------------------------------
Commencement date                      08/01/46   08/02/93   08/02/93
-------------------------------------------------------------------------

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--May 31, 2000)


1.   EXXON MOBIL                 2.5%
     A worldwide leader in the petroleum
     and petrochemicals business.

2.   MINNESOTA MINING &
     MANUFACTURING (3M)          2.5%
     Known worldwide for developing
     coatings, adhesives, abrasives, and
     other materials, including the Scotch
     and Post-It brand products.

3.   PHARMACIA                   2.4%
     A global producer of pharmaceutical
     and health-care products.

4.   EL PASO ENERGY              2.3%
     Produces natural gas and other energy
     sources throughout the world.

5.   DYNEGY                      2.3%
     Markets natural gas and other energy
     sources in the United States, Canada,
     and the United Kingdom.

6.   BANK OF AMERICA             2.2%
     Provides banking and financial
     services throughout the United
     States.

7.   TEXACO                      2.1%
     A worldwide producer of petroleum and
     natural gas.
8.   MARSH & MCLENNAN            1.9%
     A global provider of risk management
     and insurance services.

9.   AMERICAN HOME PRODUCTS      1.7%
     Develops a diversified line of
     health-care and agricultural
     products.

10.  GTE                         1.7%
     Provides local, long-distance, and
     wireless telephone service, as well
     as internetworking capabilities.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                        MAY 31, 2000                    NOVEMBER 30, 1999
                                                                        ------------                    -----------------
Finance                                                                     21.0                               16.7
Technology                                                                  16.5                               19.7
Energy                                                                      16.4                                8.6
Health Care                                                                 10.9                               11.3
Utilities                                                                   10.6                               13.8

*These sector categories represent broad groupings of related industries

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GROWTH AND INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE TEAM IS LED BY JAMES A. GILLIGAN, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE JULY 1990 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1985. HE IS JOINED BY SCOTT A. CARROLL AND JAMES O. ROEDER, PORTFOLIO MANAGERS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED MAY 31, 2000.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM
                                                           IN THAT ENVIRONMENT?

A   Overall, it was an extremely volatile
period for the markets, as has been the case for the last six years, it was a period that generally favored growth, not value, stocks.

    The Standard & Poor's 500-Stock Index had a strong start in the beginning of the reporting period, reaching a new high in December 1999. However, it was unable to sustain this high as the strength of the economy caused investors to worry about further interest-rate increases by the Federal Reserve Board (the
Fed). The market subsequently began a decline that continued into February 2000. Then, in late February, the S&P 500 rocketed upward, along with the technology-heavy NASDAQ index and the rest of the market. At the same time, the bond market was continuing a rally that began in January. Both the S&P 500 and the NASDAQ fell sharply beginning in April, however, due to concerns about technology stocks' high valuations and the effects of continued interest-rate increases on U.S. corporate earnings.

    Although it has been a difficult market in which to find attractively valued stocks, the fund profited from some well-positioned holdings that boosted its return during the reporting period. As a result, for the six-month period ended May 31, 2000, the fund achieved a total return of 9.99 percent (Class A shares at net asset value; if the maximum sales charge of 5.75 percent were included, the return would have been lower). By comparison, the Standard & Poor's 500-Stock Index returned 2.90 percent, and the Russell 1000 Value Index, which more closely resembles the composition of the fund, returned 0.84 percent for the same period. Of course, past performance is no guarantee of future results. The S&P 500 Index is an unmanaged, broad-based index that reflects the general performance of the stock market, and the Russell 1000 Value Index is an unmanaged index that reflects the general performance of value stocks. These indexes are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities represented by these indexes. If these costs had been included, performance would have been less favorable. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

    Through the early part of the last six months, growth stocks continued to outperform value stocks, with technology stocks in particular dominating the markets. When technology started to weaken in April and May, there was renewed enthusiasm for value-oriented areas of the market such as consumer non-durables and healthcare. Energy stocks, for the most part, also performed well in the wake of accelerating energy prices.

Q   WHAT WAS YOUR STRATEGY FOR
    MANAGING THE FUND IN THIS ENVIRONMENT?

A   As always, we continued to look for
attractively valued companies that we believe have a catalyst to drive their stock prices higher. Recently, we've liked natural gas and energy service stocks due to rising energy prices. In particular, we added a number of oil service stocks to the portfolio during the period to capture the upside potential of the increased spending that we think may occur among oil companies in coming years. The addition of Schlumberger, Transocean, and Halliburton all supported the fund's performance. At the same time, we monitored the portfolio for stocks that no longer met our value criteria. During the reporting period, we decreased the fund's position in technology stocks due to our concerns about their high valuations relative to the rest of the market, including a portion of the fund's holdings in Texas Instruments, Dell, Motorola, Nortel, and Alcatel.

    Other top contributors to the fund's performance during the reporting period were Coastal and El Paso Energy, two gas utilities that have announced a merger. Coastal's stock price fell in January when the merger was announced, at which time we increased our stake in Coastal in order to acquire its stock at a low price. Both stocks have appreciated dramatically from their lows as the market has recently begun to reward energy stocks, particularly those with heavy exposure to natural gas. We started selling Coastal stock in April to lock in this price appreciation but continued to hold El Paso, the surviving company of the merger, because we like its long-term prospects.

Q   YOU MENTIONED RECENT
    STRENGTH AMONG HEALTH CARE AND CONSUMER NON-DURABLE STOCKS EARLIER. HOW DID THOSE SECTORS FACTOR INTO THE FUND'S PERFORMANCE?

A   We were well positioned in health
care. In pharmaceuticals, two of the fund's better performers were Schering-Plough and Pharmacia. We added Schering to the portfolio during the reporting period after its share price weakened amid concerns about the slowing growth of its largest product. In health care, the fund profited from its position in UnitedHealth Group, as the shares of most HMOs benefited from improved revenue growth.

    In the consumer non-durables area, the fund's position in beverage and bottling companies boosted performance. The fund's holding in Pepsi Bottling appreciated as the company reported strong earnings and offered the potential for higher growth rates.

Q   WHERE ELSE DID YOU SEARCH
    FOR VALUE?

A   We added to our position in the
financial sector late in the reporting period. We believe that the Fed's rate hikes are near an end and that investors will again become attracted to financial stocks. One of the largest additions to the portfolio during the reporting period was PaineWebber. We think it is an extremely attractive franchise that is doing very well and could be of takeover interest to others in the consolidating brokerage industry. The fund's positions in John Hancock and MetLife, both former mutual insurance companies that have converted to public ownership, also did well.

Q   WHAT WERE SOME OF THE
DISAPPOINTMENTS IN THE PORTFOLIO?

A   The single biggest disappointment
was Procter & Gamble. The fund originally held the stock because of its prospects for higher revenue growth. During the reporting period, the company announced that it would fall short of forecasted earnings because its sales grew more slowly than Wall Street analysts expected. The stock declined substantially, and we took advantage of a small price recovery to sell the position because the company's future prospects are unclear. H&R Block was also a poor performer. We added it to the portfolio based on an expected increase in the number of tax returns the company would be able to process. This predicted growth did not occur, and the stock suffered as a result. The stock remains in the portfolio based on our belief in the company's future ability to position itself as a full-range provider of financial products.

    Our Japanese holdings, Nippon Telephone and Bank of Tokyo Mitsubishi, did not perform well. The entire Japanese market has struggled since April 2000, when investors began to digest 1999's gains and worry about interest-rate increases. We feel that this is a temporary situation in the Japanese market and therefore continue to hold these market-leading companies.

Q   WHAT IS YOUR OUTLOOK FOR THE
    FUND AND THE MARKET?

A   We are more confident since the
market's April correction. Valuations have fallen to what we believe are more reasonable levels, particularly in the technology sector, and it does not appear that the economy will slow enough to significantly influence earnings. Interest rates appear to have stabilized, and we believe the Fed is almost done with its rate hikes. We would expect that money that has been waiting on the sidelines will return to the market as earnings growth continues and investors see signs that the worst is behind them with respect to interest-rate hikes.

    As we have previously noted, the financial sector is an area that we expect to benefit from lower rates going forward, and we have positioned the fund according to that expectation. In addition, we expect to increase the fund's exposure to technology as valuations have become more reasonable and earnings growth is still strong relative to the rest of the market.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile, and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe they are actually worth.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

May 31, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
                       DESCRIPTION                            SHARES         VALUE
COMMON STOCKS AND EQUIVALENTS  90.1%
CONSUMER NON-DURABLES  7.7%
Anheuser-Busch Cos., Inc. ...............................      294,780   $   22,845,450
Colgate-Palmolive Co. ...................................      466,320       24,540,090
Energizer Holdings, Inc. (a).............................       63,360        1,077,120
Pepsi Bottling Group, Inc. ..............................      952,500       24,884,063
PepsiCo, Inc. ...........................................      542,100       22,056,694
Ralston-Ralston Purina Group.............................      776,100       14,406,356
Seagram Co. Ltd.--ADR (Canada)...........................      276,800       13,199,900
Whitman Corp. ...........................................      603,780        7,132,151
                                                                         --------------
                                                                            130,141,824
                                                                         --------------
CONSUMER SERVICES  1.3%
Equifax, Inc. ...........................................      202,600        5,609,487
H & R Block, Inc. .......................................      390,000       12,041,250
USA Networks, Inc. (a)...................................      251,000        4,753,313
                                                                         --------------
                                                                             22,404,050
                                                                         --------------
ENERGY  14.9%
Coastal Corp. ...........................................      398,000       24,427,250
Dynegy, Inc., Class A....................................      458,900       35,392,662
El Paso Energy Corp. ....................................      696,500       35,869,750
Exxon Mobil Corp. .......................................      464,838       38,726,816
Halliburton Co. .........................................      384,700       19,619,700
Reliant Energy, Inc. ....................................      401,000       11,428,500
Royal Dutch Petroleum Co.--ADR (Netherlands).............      166,300       10,383,356
Schlumberger Ltd. .......................................      213,700       15,720,306
Texaco, Inc. ............................................      574,700       33,009,331
Tosco Corp. .............................................      379,500       11,622,188
Transocean Sedco Forex, Inc. ............................      357,923       17,605,338
                                                                         --------------
                                                                            253,805,197
                                                                         --------------
FINANCE  19.1%
Allstate Corp. ..........................................      255,200        6,762,800
American Express Co. ....................................      226,800       12,204,675
American General Corp. ..................................      254,900       16,329,531
Aon Corp. ...............................................      314,000       11,029,250
AXA Financial, Inc. .....................................      604,900       23,553,294
Bank of America Corp. ...................................      606,100       33,676,431
Bank of Tokyo Mitsubishi Ltd--ADR (Japan)................    1,212,800       15,311,600

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2000 (Unaudited)

                                                                             MARKET
                       DESCRIPTION                            SHARES         VALUE
FINANCE (CONTINUED)
Chubb Corp. .............................................      273,400   $   19,138,000
Citigroup, Inc. .........................................      320,400       19,924,875
Federal National Mortgage Association....................      284,300       17,093,538
FleetBoston Financial Corp. .............................      511,000       19,322,187
Franklin Resources, Inc. ................................      338,300       10,149,000
Jefferson-Pilot Corp. ...................................      209,500       14,376,938
John Hancock Financial Services (a)......................      639,500       14,268,844
Lincoln National Corp. ..................................      431,400       16,716,750
Marsh & McLennan Cos., Inc. .............................      267,200       29,408,700
Metlife, Inc. (a)........................................      735,600       15,079,800
Paine Webber Group, Inc. ................................      404,700       18,186,206
Washington Mutual, Inc. .................................      414,500       11,916,875
                                                                         --------------
                                                                            324,449,294
                                                                         --------------
HEALTHCARE  9.9%
American Home Products Corp. ............................      486,700       26,220,962
Aventis SA, Warrants--ADR (France) (a)...................      239,000        1,762,625
Baxter International, Inc. ..............................      282,800       18,806,200
Beckman Coulter, Inc. ...................................      252,920       15,206,815
Bristol-Myers Squibb Co. ................................      112,200        6,178,013
HCA-The Healthcare Corp. ................................      814,010       21,978,270
Lincare Holdings, Inc. (a)...............................      415,900       12,061,100
Pharmacia Corp. .........................................      711,475       36,952,233
Schering-Plough Corp. ...................................      390,800       18,904,950
UnitedHealth Group, Inc. ................................      150,000       11,184,375
                                                                         --------------
                                                                            169,255,543
                                                                         --------------
MINING & STEEL  1.5%
Burlington Resources, Inc. ..............................      555,900       25,432,425
                                                                         --------------

PRODUCER MANUFACTURING  7.1%
Fluor Corp. .............................................      231,700        7,530,250
Honeywell International, Inc. ...........................      197,900       10,822,656
Ingersoll-Rand Co. ......................................      515,800       23,501,138
Koninklijke Philips Electronics NV--ADR (Netherlands)....      525,728       23,230,606
Lexmark International Group, Inc., Class A (a)...........      248,000       17,298,000
Minnesota Mining & Manufacturing Co. ....................      446,400       38,278,800
                                                                         --------------
                                                                            120,661,450
                                                                         --------------
RAW MATERIALS/PROCESSING INDUSTRIES  2.9%
Imperial Chemical Industries PLC--ADR (United Kingdom)...      328,800       10,275,000
International Paper Co. .................................       98,000        3,411,625
Pall Corp. ..............................................      638,100       13,400,100

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2000 (Unaudited)

                                                                             MARKET
                       DESCRIPTION                            SHARES         VALUE
RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
Rohm & Haas Co. .........................................      251,300   $    8,575,613
Sherwin-Williams Co. ....................................      592,900       13,784,925
                                                                         --------------
                                                                             49,447,263
                                                                         --------------
RETAIL  1.1%
Federated Department Stores, Inc. (a)....................      463,400       17,840,900
                                                                         --------------

TECHNOLOGY  15.0%
3Com Corp. (a)...........................................      154,000        6,439,125
Adobe Systems, Inc. .....................................       77,720        8,748,357
Alcatel, SA--ADR (France)................................      139,800        7,627,838
Altera Corp. (a).........................................       77,400        6,646,725
America Online, Inc. (a).................................      125,500        6,651,500
BMC Software, Inc. (a)...................................      258,700       11,382,800
Boeing Co. ..............................................      429,300       16,769,531
Cadence Design Systems, Inc. (a).........................      490,700        7,851,200
Cisco Systems, Inc. (a)..................................      119,200        6,786,950
Compaq Computer Corp. ...................................      610,000       16,012,500
Dell Computer Corp. (a)..................................      156,000        6,727,500
Electronic Data Systems Corp. ...........................      373,000       23,988,562
Electronics for Imaging, Inc. (a)........................      297,200       10,940,675
EMC Corp. (a)............................................       56,000        6,513,500
Hewlett-Packard Co. .....................................      127,000       15,255,875
Intel Corp. .............................................       62,600        7,805,438
Motorola, Inc. ..........................................      105,200        9,862,500
Nippon Telegraph & Telephone Corp.--ADR (Japan)..........      328,400       19,724,525
Nortel Networks Corp.....................................      214,400       11,644,600
Oracle Corp. (a).........................................      103,400        7,431,875
Raytheon Co., Class B....................................      582,800       13,659,375
SunGard Data Systems, Inc. (a)...........................      559,100       18,974,456
Texas Instruments, Inc. .................................      101,600        7,340,600
                                                                         --------------
                                                                            254,786,007
                                                                         --------------
UTILITIES  9.6%
AT&T Corp. ..............................................      257,900        8,945,906
DQE, Inc. ...............................................      219,700        9,282,325
GTE Corp. ...............................................      414,400       26,210,800
Niagara Mohawk Holdings, Inc. (a)........................    1,674,500       24,594,219
Northeast Utilities......................................    1,037,400       22,952,475
NSTAR....................................................      454,000       19,550,375
PECO Energy Co. .........................................      265,400       11,661,012

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2000 (Unaudited)

                                                                             MARKET
                       DESCRIPTION                            SHARES         VALUE
UTILITIES (CONTINUED)
SBC Communications, Inc. ................................      464,400   $   20,288,475
Sprint Corp. ............................................      340,050       20,573,025
                                                                         --------------
                                                                            164,058,612
                                                                         --------------

TOTAL COMMON STOCKS AND EQUIVALENTS  90.1%...............                 1,532,282,565
                                                                         --------------

PREFERRED STOCK  0.0%
Fresenius National Med Care, Inc. (convertible into
  common stock) (a)......................................       10,000              290
                                                                         --------------

CONVERTIBLE CORPORATE OBLIGATIONS  0.9%
Hewlett-Packard Co. LYON--144A Private Placement
  ($8,375,000 par, 0% coupon, 10/14/17 maturity) (b).....    8,375,000        6,228,906
Roche Holdings, Inc. LYON (Switzerland) ($17,000,000 par,
  0% coupon, 04/20/10 maturity)..........................   17,000,000        9,498,750
                                                                         --------------

TOTAL CONVERTIBLE CORPORATE OBLIGATIONS...............................       15,727,656
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  91.0%
    (Cost $1,294,278,533).............................................    1,548,010,511
                                                                         --------------
SHORT TERM INVESTMENTS  9.0%
COMMERCIAL PAPER  5.8%
Prudential Funding Corp. ($50,000,000 par, yielding 6.540%, 06/01/00
  maturity)...........................................................       50,000,000
General Electric Capital Corp. ($50,000,000 par, yielding 6.813%,
06/01/00 maturity)....................................................       50,000,000
                                                                         --------------
TOTAL COMMERCIAL PAPER................................................      100,000,000
                                                                         --------------

REPURCHASE AGREEMENT  2.6%
DLJ Mortgage Acceptance Corp. ($44,025,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 05/31/00, to
  be sold on 06/01/00 at $44,032,796).................................       44,025,000
                                                                         --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  0.6%
Federal National Mortgage Association Discount Notes ($10,000,000 par,
  yielding 6.011%, 07/13/00 maturity) (c).............................        9,929,183
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2000 (Unaudited)

                                                                             MARKET
                       DESCRIPTION                                           VALUE
TOTAL SHORT-TERM INVESTMENTS
  (Cost $153,954,183).................................................   $  153,954,183
                                                                         --------------
TOTAL INVESTMENTS  100.0%
    (Cost $1,448,232,716).............................................    1,701,964,694
FOREIGN CURRENCY  0.0%
    (Cost $13,681)....................................................           13,872
OTHER ASSETS IN EXCESS OF LIABILITIES  0.0%...........................           96,090
                                                                         --------------

NET ASSETS  100.0%....................................................   $1,702,074,656
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Assets segregated for open futures transactions.

ADR--American Depository Receipt.
LYON--Liquid Yield Option Note.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
May 31, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $1,448,232,716).....................  $1,701,964,694
Foreign Currency (Cost $13,681).............................          13,872
Cash........................................................          18,498
Receivables:
  Fund Shares Sold..........................................       5,612,909
  Investments Sold..........................................       3,467,939
  Dividends.................................................       2,954,074
  Interest..................................................           7,797
Other.......................................................          88,686
                                                              --------------
    Total Assets............................................   1,714,128,469
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       6,497,053
  Fund Shares Repurchased...................................       3,477,412
  Distributor and Affiliates................................         675,605
  Investment Advisory Fee...................................         527,109
  Variation Margin on Futures...............................         176,250
  Income Distributions......................................          79,784
Accrued Expenses............................................         341,909
Trustees Deferred Compensation and Retirement Plans.........         278,691
                                                              --------------
    Total Liabilities.......................................      12,053,813
                                                              --------------
NET ASSETS..................................................  $1,702,074,656
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,322,318,951
Net Unrealized Appreciation.................................     253,995,930
Accumulated Net Realized Gain...............................     121,305,762
Accumulated Undistributed Net Investment Income.............       4,454,013
                                                              --------------
NET ASSETS..................................................  $1,702,074,656
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,121,174,530 and 58,915,003 shares of
    beneficial interest issued and outstanding).............  $        19.03
    Maximum sales charge (5.75%* of offering price).........            1.16
                                                              --------------
    Maximum offering price to public........................  $        20.19
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $504,749,329 and 26,743,103 shares of
    beneficial interest issued and outstanding).............  $        18.87
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $76,150,797 and 4,034,321 shares of
    beneficial interest issued and outstanding).............  $        18.88
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended May 31, 2000 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $143,792)....  $ 11,117,613
Interest....................................................     4,696,675
                                                              ------------
    Total Income............................................    15,814,288
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,228,817, $2,412,567 and $369,701,
  respectively).............................................     4,011,085
Investment Advisory Fee.....................................     2,976,046
Shareholder Services........................................     1,417,605
Trustees' Fees and Related Expenses.........................        65,072
Custody.....................................................        48,114
Legal.......................................................        30,982
Other.......................................................       368,108
                                                              ------------
    Total Expenses..........................................     8,917,012
    Less Credits Earned on Overnight Cash Balances..........         1,664
                                                              ------------
    Net Expenses............................................     8,915,348
                                                              ------------
NET INVESTMENT INCOME.......................................  $  6,898,940
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $126,985,315
  Futures...................................................     1,881,732
  Foreign Currency Transactions.............................       (82,961)
                                                              ------------
Net Realized Gain...........................................   128,784,086
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   238,674,434
                                                              ------------
  End of the Period:
    Investments.............................................   253,731,978
    Futures.................................................       263,761
    Foreign Currency Translation............................           191
                                                              ------------
                                                               253,995,930
                                                              ------------
Net Unrealized Appreciation During the Period...............    15,321,496
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $144,105,582
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $151,004,522
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended May 31, 2000 and the Year Ended
November 30, 1999 (Unaudited)

                                                     SIX MONTHS
                                                        ENDED            YEAR ENDED
                                                    MAY 31, 2000      NOVEMBER 30, 1999
                                                   ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................. $     6,898,940     $   12,289,596
Net Realized Gain.................................     128,784,086        204,496,777
Net Unrealized Appreciation/Depreciation During
  the Period......................................      15,321,496        (32,991,506)
                                                   ---------------     --------------
Change in Net Assets from Operations..............     151,004,522        183,794,867
                                                   ---------------     --------------

Distributions from Net Investment Income:
  Class A Shares..................................      (5,108,280)        (8,418,833)
  Class B Shares..................................        (660,384)          (950,792)
  Class C Shares..................................         (98,982)          (104,377)
                                                   ---------------     --------------
                                                        (5,867,646)        (9,474,002)
                                                   ---------------     --------------

Distributions from Net Realized Gain:
  Class A Shares..................................    (131,847,536)       (52,930,734)
  Class B Shares..................................     (62,769,901)       (26,140,406)
  Class C Shares..................................      (7,014,441)        (2,709,502)
                                                   ---------------     --------------
                                                      (201,631,878)       (81,780,642)
                                                   ---------------     --------------
Total Distributions...............................    (207,499,524)       (91,254,644)
                                                   ---------------     --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................     (56,495,002)        92,540,223
                                                   ---------------     --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................     359,362,471      1,886,202,018
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................     191,992,815         83,957,309
Cost of Shares Repurchased........................    (324,823,301)    (1,919,937,889)
                                                   ---------------     --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................     226,531,985         50,221,438
                                                   ---------------     --------------
TOTAL INCREASE IN NET ASSETS......................     170,036,983        142,761,661
NET ASSETS:
Beginning of the Period...........................   1,532,037,673      1,389,276,012
                                                   ---------------     --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $4,454,013 and $3,422,719, respectively)........ $ 1,702,074,656     $1,532,037,673
                                                   ===============     ==============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                          YEAR ENDED NOVEMBER 30,
        CLASS A SHARES          SIX MONTHS ENDED   --------------------------------------
                                MAY 31, 2000 (A)   1999(A)     1998      1997      1996
                                ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................      $ 20.049       $ 18.882   $18.716   $16.786   $ 14.81
                                    --------       --------   -------   -------   -------
  Net Investment Income.......          .104           .211      .200      .226      .243
  Net Realized and Unrealized
    Gain/Loss.................         1.600          2.235     2.441     3.032     2.851
                                    --------       --------   -------   -------   -------
Total from Investment
  Operations..................         1.704          2.446     2.641     3.258     3.094
                                    --------       --------   -------   -------   -------
Less:
  Distributions from Net
    Investment Income.........          .095           .169      .230      .230      .250
  Distributions from Net
    Realized Gain.............         2.628          1.110     2.245     1.098      .868
                                    --------       --------   -------   -------   -------
Total Distributions...........         2.723          1.279     2.475     1.328     1.118
                                    --------       --------   -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD......................      $ 19.030       $ 20.049   $18.882   $18.716   $16.786
                                    ========       ========   =======   =======   =======

Total Return (b)..............         9.99%*        13.79%    16.21%    21.27%    22.35%
Net Assets at End of the
  Period (In millions)........      $1,121.2       $1,003.9   $ 901.3   $ 773.3   $ 584.6
Ratio of Expenses to Average
  Net Assets (c)..............          .85%           .88%      .92%      .94%     1.04%
Ratio of Net Investment Income
  to Average Net Assets (c)...         1.13%          1.11%     1.13%     1.33%     1.68%
Portfolio Turnover............           45%*           93%       76%       94%      110%

*  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(c) For the years ended November 30, 1996 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         YEAR ENDED NOVEMBER 30,
      CLASS B SHARES         SIX MONTHS ENDED    ----------------------------------------
                             MAY 31, 2000 (A)    1999(A)     1998       1997       1996
                             ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............      $19.909         $18.772    $18.630    $16.721    $ 14.77
                                 -------         -------    -------    -------    -------
  Net Investment Income....         .033            .061       .071       .097       .142
  Net Realized and
    Unrealized Gain/Loss...        1.586           2.225      2.426      3.020      2.827
                                 -------         -------    -------    -------    -------
Total from Investment
  Operations...............        1.619           2.286      2.497      3.117      2.969
                                 -------         -------    -------    -------    -------
Less:
  Distributions from Net
    Investment Income......         .026            .039       .110       .110       .150
  Distributions from Net
    Realized Gain..........        2.628           1.110      2.245      1.098       .868
                                 -------         -------    -------    -------    -------
Total Distributions........        2.654           1.149      2.355      1.208      1.018
                                 -------         -------    -------    -------    -------
NET ASSET VALUE, END OF
  PERIOD...................      $18.874         $19.909    $18.772    $18.630    $16.721
                                 =======         =======    =======    =======    =======

Total Return (b)...........        9.59%*         12.93%     15.38%     20.37%     21.38%
Net Assets at End of the
  Period (In millions).....      $ 504.7         $ 475.6    $ 442.4    $ 340.8    $ 210.3
Ratio of Expenses to
  Average Net Assets (c)...        1.62%           1.64%      1.69%      1.72%      1.83%
Ratio of Net Investment
  Income to Average Net
  Assets (c)...............         .36%            .32%       .36%       .55%       .89%
Portfolio Turnover.........          45%*            93%        76%        94%       110%

*  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(c) For the years ended November 30, 1996 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        YEAR ENDED NOVEMBER 30,
      CLASS C SHARES         SIX MONTHS ENDED   ----------------------------------------
                             MAY 31, 2000 (A)   1999(A)     1998       1997       1996
                             -----------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............      $19.918        $18.779    $18.643    $16.734    $ 14.78
                                 -------        -------    -------    -------    -------
  Net Investment Income....         .037           .065       .072       .096       .139
  Net Realized and
    Unrealized Gain/Loss...        1.575          2.223      2.419      3.021      2.833
                                 -------        -------    -------    -------    -------
Total from Investment
  Operations...............        1.612          2.288      2.491      3.117      2.972
                                 -------        -------    -------    -------    -------
Less:
  Distributions from Net
    Investment Income......         .026           .039       .110       .110       .150
  Distributions from Net
    Realized Gain..........        2.628          1.110      2.245      1.098       .868
                                 -------        -------    -------    -------    -------
Total Distributions........        2.654          1.149      2.355      1.208      1.018
                                 -------        -------    -------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD...................      $18.876        $19.918    $18.779    $18.643    $16.734
                                 =======        =======    =======    =======    =======

Total Return (b)...........        9.59%*        12.92%     15.37%     20.28%     21.43%
Net Assets at End of the
  Period (In millions).....      $  76.2        $  52.5    $  45.6    $  35.5    $  22.1
Ratio of Expenses to
  Average Net Assets (c)...        1.61%          1.65%      1.69%      1.72%      1.83%
Ratio of Net Investment
  Income to Average Net
  Assets (c)...............         .39%           .34%       .36%       .55%       .89%
Portfolio Turnover.........          45%*           93%        76%        94%       110%

*  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(c) For the years ended November 30, 1996 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

May 31, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth and Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek income and long-term growth of capital by investing principally in income-producing equity securities including common stocks and convertible securities (although investments are also made in non-convertible preferred stocks and debt securities). The Fund commenced investment operations on August 1, 1946. The distribution of the Fund's Class B and Class C shares commenced on August 2, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At May 31, 2000, there were no when-issued or delayed delivery purchase commitments.

NOTES TO
FINANCIAL STATEMENTS

May 31, 2000 (Unaudited)

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes relating to wash sale transactions.

    At May 31, 2000, for federal income tax purposes the cost of long- and short-term investments is $1,451,306,869; the aggregate gross unrealized appreciation is $294,562,656 and the aggregate gross unrealized depreciation is $43,904,831, resulting in net unrealized appreciation on long- and short-term investments of $250,657,825.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

May 31, 2000 (Unaudited)

F. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

G. EXPENSE REDUCTIONS During the six months ended May 31, 2000, the Fund's custody fee was reduced by $1,664 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                            % PER ANNUM
First $150 million..........................................   .50 of 1%
Next $100 million...........................................   .45 of 1%
Next $100 million...........................................   .40 of 1%
Over $350 million...........................................   .35 of 1%

    For the six months ended May 31, 2000, the Fund recognized expenses of approximately $31,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended May 31, 2000, the Fund recognized expenses of approximately $36,200 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended May 31, 2000, the Fund recognized expenses of approximately $1,021,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

May 31, 2000 (Unaudited)

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended May 31, 2000, the Fund paid brokerage commissions to Morgan Stanley Dean Witter & Co., an affiliate of Van Kampen, totaling $85,335.

3. CAPITAL TRANSACTIONS

At May 31, 2000, capital aggregated $840,511,478, $417,267,660 and $64,539,813 for Classes A, B, and C, respectively. For the six months ended May 31, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   11,524,082    $ 208,797,847
  Class B...............................................    4,764,043       85,461,775
  Class C...............................................    3,696,243       65,102,849
                                                          -----------    -------------
Total Sales.............................................   19,984,368    $ 359,362,471
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    7,386,526    $ 126,935,407
  Class B...............................................    3,449,293       58,833,584
  Class C...............................................      364,570        6,223,824
                                                          -----------    -------------
Total Dividend Reinvestment.............................   11,200,389    $ 191,992,815
                                                          ===========    =============
Repurchases:
  Class A...............................................  (10,069,219)   $(181,157,015)
  Class B...............................................   (5,361,009)     (95,979,137)
  Class C...............................................   (2,661,364)     (47,687,149)
                                                          -----------    -------------
Total Repurchases.......................................  (18,091,592)   $(324,823,301)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

May 31, 2000 (Unaudited)

    At November 30, 1999, capital aggregated $685,935,239, $368,951,438 and
$40,900,289 for Classes A, B, and C, respectively. For the year ended November 30, 1999, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A............................................    89,784,236    $ 1,706,465,007
  Class B............................................     5,588,850        105,674,545
  Class C............................................     3,921,115         74,062,466
                                                       ------------    ---------------
Total Sales..........................................    99,294,201    $ 1,886,202,018
                                                       ============    ===============
Dividend Reinvestment:
  Class A............................................     3,145,788    $    56,609,202
  Class B............................................     1,401,003         24,942,043
  Class C............................................       135,051          2,406,064
                                                       ------------    ---------------
Total Dividend Reinvestment..........................     4,681,842    $    83,957,309
                                                       ============    ===============
Repurchases:
  Class A............................................   (90,588,724)   $(1,721,779,691)
  Class B............................................    (6,663,340)      (125,422,520)
  Class C............................................    (3,851,970)       (72,735,678)
                                                       ------------    ---------------
Total Repurchases....................................  (101,104,034)   $(1,919,937,889)
                                                       ============    ===============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the six months ended May 31, 2000 and the year ended November 30, 1999, 1,678,512 and 1,533,651 Class B shares automatically converted to Class A shares, respectively, and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which the shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended May 31, 2000 and year ended November 30, 1999, no Class C shares converted to Class A shares. The CDSC will

NOTES TO
FINANCIAL STATEMENTS

May 31, 2000 (Unaudited)

be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                 AS A PERCENTAGE OF
                                                                   DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

For the six months ended May 31, 2000, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $309,600 and CDSC on the redeemed shares of Classes B and C of approximately $422,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $665,903,999 and $656,206,635, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a

NOTES TO
FINANCIAL STATEMENTS

May 31, 2000 (Unaudited)

specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended May 31, 2000, were as follows:

                                                                CONTRACTS
Outstanding at November 30, 1999............................       172
  Futures Opened............................................       314
  Futures Closed............................................      (345)
                                                                  ----
Outstanding at May 31, 2000.................................       141
                                                                  ====

    The futures contracts outstanding as of May 31, 2000, and the description and unrealized appreciation/depreciation are as follows:

                                                                         UNREALIZED
                                                     CONTRACTS    APPRECIATION/DEPRECIATION
LONG CONTRACTS:
S&P 500 Index Futures June 2000 (Current Notional
  Value of $355,550 per contract)................       141              $  263,761
                                                        ===              ==========

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended May 31, 2000, are payments retained by Van Kampen of approximately $2,068,800.

NOTES TO
FINANCIAL STATEMENTS

May 31, 2000 (Unaudited)

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth*
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term
     Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN GROWTH AND INCOME FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive

Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors.

     PricewaterhouseCoopers LLP has ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's Investment Adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After December 31, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.